 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 30, 1996

                                       REGISTRATION STATEMENT NO. 333-00433

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ----------------

                              AMENDMENT NO. 1

                                    TO
                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                               ----------------

                               BE AEROSPACE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        DELAWARE                     3728                    06-1209796
     (STATE OR OTHER          (PRIMARY STANDARD           (I.R.S. EMPLOYER
     JURISDICTION OF      INDUSTRIAL CLASSIFICATION    IDENTIFICATION NUMBER)
    INCORPORATION OR            CODE NUMBER)
      ORGANIZATION)

                               ----------------

                               1400 CORPORATE WAY
                           WELLINGTON, FLORIDA 33414
                                 (407) 791-5000
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                 AMIN J. KHOURY
                            CHIEF EXECUTIVE OFFICER
                               BE AEROSPACE, INC.
                               1400 CORPORATE WAY
                            WELLINGTON FLORIDA 33414
                                 (407) 791-5000
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                    REGISTRANT'S PRINCIPAL EXECUTIVE OFFICE)

                               ----------------

                                WITH COPIES TO:

                               C. DEAN DUSSEAULT
                                  ROPES & GRAY
                            ONE INTERNATIONAL PLACE

                        BOSTON, MASSACHUSETTS 02110

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


ITEM 21. EXHIBITS

  (a) The following exhibits are filed herewith:

  5.1 Opinion of Ropes & Gray
 10.1 Receivables Sales Agreement dated January 24, 1996 among the Registrant,
      First Trust of Illinois, N.A. and Centrally Held Eagle Receivables
      Program, Inc.
 25   Statement of Eligibility of Fleet National Bank of Connecticut, Trustee

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS AMENDMENT NO. 1 TO ITS REGISTRATION STATEMENT (REG. NO. 333-00433) TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF BOSTON AND THE COMMONWEALTH OF MASSACHUSETTS, ON THIS 30TH DAY OF JANUARY, 1996.
                                          BE Aerospace, Inc.



                                          By:    /s/ Amin J. Khoury
                                              --------------------------------
                                             AMIN J. KHOURY CHAIRMAN AND CHIEF
                                                     EXECUTIVE OFFICER

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT NO. 1 TO REGISTRATION STATEMENT HAS BEEN SIGNED ON JANUARY 30, 1996 BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED.



               SIGNATURE                     TITLE
               ---------                     -----

         /s/ Amin J. Khoury            Chairman of the
------------------------------------    Board of Directors
           AMIN J. KHOURY               and Chief Executive
                                        Officer (principal
                                        executive officer)

       Robert J. Khoury*               President, Director
-------------------------------------   and Chief Operating
          ROBERT J. KHOURY              Officer


      Thomas P. McCaffrey*             Vice President,
-------------------------------------   Chief Financial
         THOMAS P. MCCAFFREY            Officer and
                                        Assistant Secretary
                                        (principal
                                        financial and
                                        accounting officer)


         Jim C. Cowart*                 Director
-------------------------------------
            JIM C. COWART


     Richard G. Hamermesh*              Director
-------------------------------------
        RICHARD G. HAMERMESH


         Brian H. Rowe*                 Director
-------------------------------------
             BRIAN H. ROWE


        Hansjoerg Wyss*                 Director
-------------------------------------
           HANSJOERG WYSS


*By:  /s/ Amin J. Khoury
    ---------------------------------
     AMIN J. KHOURY, ATTORNEY-IN-FACT

 EXHIBIT
 NO.                                EXHIBIT INDEX
 -------                            -------------
  5.1    Opinion of Ropes & Gray
 10.1    Receivables Sales Agreement dated January 24, 1996 among the
         Registrant, First Trust of Illinois, N.A. and Centrally Held Eagle
         Receivables Program, Inc.
 25      Statement of Eligibility of Fleet National Bank of Connecticut,
         Trustee